                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 22, 2001
                                                         ----------------


                                  ASPEON, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                  DELAWARE                   000-21477         52-1945748
        -----------------------------------------------------------------------
         (STATE OR OTHER JURISDICTION    (COMMISSION FILE   (IRS EMPLOYER
         OF INCORPORATION)               NUMBER)            IDENTIFICATION NO.)



                17891 CARTWRIGHT AVENUE, IRVINE, CALIFORNIA 92614
--------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 440-8000


                                 NOT APPLICABLE
           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         On January 22, 2001, the registrant signed a letter of intent, attached as Exhibit 99.1, to sell to an officer of Restaurant Consulting Services, Inc. two of the registrant's subsidiaries, Restaurant Consulting Services, Inc. and Monument Software Corporation, for $3.5 million in cash. On January 23, 2001, the registrant issued the press release attached as Exhibit 99.2 reporting that it had signed the aforementioned letter of intent.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following exhibits are filed as a part of this report.

         99.1     Letter of Intent dated January 22, 2001

         99.2     Press Release dated January 23, 2001


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 24, 2001              ASPEON, INC.


                                       By: /s/ RICHARD P. STACK
                                           ------------------------
                                           Richard P. Stack
                                           Chief Executive Officer and President



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------
99.1                       Letter of Intent dated January 22, 2001

99.2                       Press Release dated January 23, 2001